UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A

                                 AMENDMENT NO. 1


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 or 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  November 24, 2003


                            UIL HOLDINGS CORPORATION
             (Exact name of registrant as specified in its charter)


Connecticut                        1-15995                  06-1541045
------------                       -------                  ----------
(State, or other jurisdiction      (Commission              (IRS Employer
of Incorporation)                  File Number)             Identification No.)



157 Church Street, New Haven, Connecticut                   06506
-----------------------------------------                   -----
(Address of principal executive offices)                    (Zip Code)



Registrant's Telephone Number,
Including Area Code                                        (203) 499-2000
-----------------------------                               -------------




                                     None
  -----------------------------------------------------------------------------
  (Former name or former address, if changed since last report)



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AMENDMENT NO. 1

         This amendment is being filed to expand the scope of disclosure in the first paragraph of the text of Item 9.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits - The following exhibit is filed as part of this report:

99       Press release, dated November 24, 2003.


ITEM 9.  REGULATION FD DISCLOSURE

         On November 24, 2003, the Registrant issued a press release announcing the agreement between the Registrant's subsidiary, The United Illuminating Company, and the Prosecutorial Division of the Department of Public Utility Control (DPUC) regarding increased pension and post retirement benefit cost recovery. A copy of the Registrant's press release is attached hereto as Exhibit 99 and hereby incorporated by reference. As described in the Registrant's press release, the settlement is subject to approval by the DPUC. It should be noted that the settlement, if approved by the DPUC, would not affect results from operations recorded prior to the effective date of the agreement.

         The information in this Form 8-K/A is being furnished under Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section.

                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  UIL HOLDINGS CORPORATION
                                  Registrant



Date:  11/26/2003                 By       /s/ Louis J. Paglia
       ----------                   ---------------------------------
                                              Louis J. Paglia
                                          Executive Vice President
                                          and Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT                             DESCRIPTION

99                                  Press Release dated November 24, 2003